                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      FORM 8-K/A

                                    CURRENT REPORT


                                   Amendment No. 1

                        Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



                           February 26, 1996
- - --------------------------------------------------------------------------------
                   Date of Report (Date of earliest event reported)


                    AMERICAN RESOURCES OF DELAWARE, INC.
- - --------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                                   Delaware
- - --------------------------------------------------------------------------------
                    (State or other jurisdiction of incorporation)


         0-21472                                  86-0713506
- - ----------------------------           -----------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

        160 Morgan Street
        P. O. Box 87
        Versailles, Kentucky                                  40383
- - -----------------------------------------              -------------------------
   (Address of principal executive offices)                 (Zip Code)


                              (606)873-5455
- - --------------------------------------------------------------------------------
                 (Registrant's Telephone Number, including Area Code)


                              Not Applicable
- - --------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         PURCHASE OF ASSETS OF AKS:

         On February 26, 1996, the Registrant acquired oil and gas properties from AKS Energy Corporation. The purchase was previously reported by the Registrant on Form 8-K which was filed on March 12, 1996. The purpose of this Form 8-K/A is to provide the financial information required by Item 7 of Form 8-K.

Item 3.  Bankruptcy Receivership.  Not Applicable.

Item 4.  Change in Registrant's Certified Accountant.  Not Applicable.

Item 5.  Other Events.  Not Applicable.

Item 6.  Resignation of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              The audited Statements of Revenues and Direct Operating Expenses of the AKS Energy Corporation ("AKS") properties for the year ended December 31, 1995 and for the year ended December 31, 1994 are presented with accompanying notes.

         (b)  Pro Forma Financial Information.

              The unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1995 and unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 (collectively the "Financial Statements") are presented assuming that the purchase of certain oil and gas properties, equipment and pipelines and severance tax obligations from AKS occurred on December 31, 1995, January 1, 1995 and January 1, 1994, respectively. The Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period indicated.

         (c)  Exhibits.

              None.

                                      SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OF DELAWARE, INC.



                             By: /s/Jeffrey J. Hausman
                                 ---------------------------------------------
                                 Jeffrey J. Hausman

                             Its: Chief Financial Officer

Dated:   May 9, 1996
         -----------

                             INDEPENDENT AUDITORS' REPORT


To the Board of Directors
American Resources of Delaware, Inc.:


We have audited the accompanying statements of revenues and direct operating expenses of the Arakis Properties purchased by American Resources of Delaware, Inc. for each of the years in the two-year period ended December 31, 1995.
These statements of revenues and direct operating expenses are the responsibility of the property owner's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly, in all material respects, the revenues and direct operating expenses of the Arakis Properties purchased by American Resources of Delaware, Inc. for each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                        /s/ KPMG Peat Marwick, LLP

Houston, Texas
April 30, 1996

                          THE ARAKIS PROPERTIES PURCHASED BY
                         AMERICAN RESOURCES OF DELAWARE, INC.

                              Statements of Revenues and
                              Direct Operating Expenses

                        Year ended December 31, 1995 and 1994


                                           1995           1994
                                          ------         ------

Revenues                              $  910,486       1,064,810

Direct operating expenses                305,160         316,887
                                       ----------  --------------

Revenues in excess of direct
 operating expenses                   $  605,326         747,923
                                       ----------  --------------
                                       ----------  --------------



See accompanying notes to the Statements of Revenues and Direct Operating Expenses.

                          THE ARAKIS PROPERTIES PURCHASED BY
                         AMERICAN RESOURCES OF DELAWARE, INC.
            NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


(1) Summary of Significant Accounting Policies

    Basis of Presentation

    The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties purchased by American Resources of Delaware, Inc. (ARI) from AKS Energy Corp. during February 1996 for $4.2 million in cash, stock and warrants of ARI (the Arakis Properties). The Arakis Properties are located in the state of Kentucky.

    The statements of oil and gas revenues and direct lease operating expenses include only the oil and gas revenues and direct lease operating expenses attributable to the Arakis Properties. Oil and gas revenues and direct lease operating expenses included herein are not necessarily representative of future operations. Additionally, the financial statements do not include depreciation, depletion and amortization, general and administrative expenses, interest expense, or federal and state income taxes.

    Revenue Recognition

    The entitlements method is used for accounting for gas revenues.

(2) Supplemental Disclosures of Selected Expenditures (Unaudited)

    Total exploration and development costs and general administrative expenses for the years ended December 31, 1995 and 1994 are as follows:

                                                             1995       1994
                                                             ----       ----
    Exploration costs                                    $ 500,000    500,000
    Development costs                                           --  1,100,000
    General administrative, net of reimbursement
        through joint interest billings                    662,000    447,000
                                                           --------  ---------
                                                           --------  ---------

    (3)  Supplemental Oil and Gas Reserve Information (Unaudited)

    Total proved and proved developed oil and gas reserves of the Arakis Properties at December 31, 1995 have been estimated based on reserve estimates prepared by Richard M. Russell & Associates, Inc., as of January 1, 1996. No comparable estimates were available for prior periods. Therefore, reserves for 1994 and 1995 have been calculated by adjusting the January 1, 1996 amounts for prior period producing activities and, consequently, no revisions of previous estimates have been reflected. All reserve estimates are based on economic and operating conditions existing at January 1, 1996. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of January 1, 1996 to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of January 1, 1996, to be incurred in developing and producing the proved reserves. Income taxes were calculated without consideration of any remaining historical cost basis of the Arakis Properties. The Arakis Properties are located in the state of Kentucky.

                                                                     (Continued)

                      THE ARAKIS PROPERTIES PURCHASED BY
                      AMERICAN RESOURCES OF DELAWARE, INC.

       NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES



    Estimated Quantities of Oil and Gas Reserves:
                                                     Year ended   December 31,
                                                      -------------------------
                                                        1995          1994
                                                       ---------      ---------
                                                        Gas           Gas
                                                       (mcf)         (mcf)
    Proved reserves:
         Beginning of year                            8,372,808      9,121,590
         Production                                    (651,824)      (748,782)
                                                       ---------      ---------
         End of year                                  7,720,984      8,372,808
                                                       ---------      ---------
                                                       ---------      ---------
    Proved developed reserves:
         Beginning of year                            8,372,808      9,121,590
         End of year                                  7,720,984      8,372,808
                                                       ---------      ---------
                                                       ---------      ---------


    Standardized Measure of Discounted Future Net Cash Flows Relating to Proved
    Oil and Gas Reserves (in 000s):
                                                           As of December 31,
                                                            ------------------
                                                          1995           1994
                                                           ----           ----
         Future cash inflows                           $ 18,518         17,415
         Future production costs                         (2,509)        (2,724)
                                                         -------        -------
         Future net cash inflows before income taxes     16,009         14,691
         10% discount factor                             (8,302)        (7,639)
                                                         -------        -------
                                                          7,707          7,052
         Future income taxes, net of
            discount at 10% per annum                    (2,620)        (2,398)
                                                         -------        -------
         Standardized measure of discounted
            future net cash in flows                  $   5,087          4,654
                                                         -------        -------
                                                         -------        -------


    Changes in Standardized Measure of Discounted Future Net Cash Flows
    Relating to Proved Oil and Gas Reserves (in 000s):

                                                            As of December 31,
                                                             ------------------
                                                          1995           1994
                                                           ----           ----
         Standardized measure, beginning of year        $ 4,654          6,708
         Sales, net of production costs                    (670)          (921)
         Net change in income taxes                         222          1,058
         Change in sales prices                             904         (3,062)
         Accretion of discount                              705          1,016
         Changes in production rates (timing)
            and other                                      (728)          (145)
                                                          ------         ------
         Standardized measure, end of year              $ 5,087          4,654
                                                          ------         ------
                                                          ------         ------


                         AMERICAN RESOURCES OF DELAWARE, INC.
                                    AND SUBSIDIARY

               Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                  December 31, 1995



                                                        American
                                                        American               Adjustments
                                                       Resources of     ---------------------------       Unaudited
                                                       Delaware Inc.      Debit            Credit         Pro Forma
                                                       --------------   ----------      -----------      -----------
Current assets:
Cash                                                  $     826,393                      826,393 (1)         --
Accounts and notes receivable                             6,052,242                                       6,052,242
Deferred income taxes, prepaid and other                    319,290                                         319,290
                                                        -------------                                   -------------

Total current assets                                      7,197,925                                       6,371,532

Net property and equipment                               29,983,641    3,191,185 (1)                     33,174,826

Other assets                                              7,015,826                                       7,015,826
                                                        -------------                                   -------------

Total assets                                          $  44,197,392                                      46,562,184
                                                        -------------                                   -------------
                                                        -------------                                   -------------


Current liabilities:
Current installments at long-term debt                    4,623,341                                       4,623,341
Accounts payable                                          2,732,971                                       2,732,971
Other current liabilities                                   454,915                      125,000 (1)        579,915
                                                        -------------                                   -------------

Total current liabilities                                 7,811,227                                       7,936,227
                                                        -------------                                   -------------

Long-term debt, excluding current maturities             14,568,505                    1,082,617 (1)     15,651,122

Deferred income taxes and other                           3,065,738                                       3,065,738

Stockholders' equity                                     18,751,922                      808,650 (1)     19,909,097
                                                                                         348,525 (1)
                                                        -------------                                   -------------

Total liabilities and stockholders' equity            $  44,197,392                                      46,562,184
                                                        -------------                                   -------------
                                                        -------------                                   -------------


(1) To record the acquisition of the properties, assuming the cash portion of purchase price was paid out of the December 31, 1995 cash balance and borrowings under the Company's existing line of credit were used to finance the remainder of the cash portion. The value of stock used to finance the purchase is valued at the market price at the time of the purchase. The warrants were valued at their estimated fair value at the time of the purchase. The purchase price was allocated as follows:



Cost paid at closing and other costs                                      $   2,909,010
Severance tax liabilities assumed                                               125,000
Common stock issued, 225,000 shares at fair value of $3.594 per share           808,650
Warrants issued, 225,000 shares at fair value of $1.549 per share               348,525
                                                                            -------------

                                                                              4,191,185
Less:  cash paid prior to December 31, 1995 reflected in property
and equipment in the December 31, 1995 financial statements                  (1,000,000)
                                                                            -------------

                                                                             $3,191,185
                                                                            -------------
                                                                            -------------


                         AMERICAN RESOURCES OF DELAWARE, INC.
                                    AND SUBSIDIARY

          Unaudited Pro Forma Condensed Consolidated Statement of Operations

                         For the year ended December 31, 1995



                                                                  Arakis
                                                                Properties
                                                              Purchased from
                                              American           American              Adjustments
                                            Resources of       Resources of      ------------------------      Unaudited
                                           Delaware, Inc.     Delaware, Inc.        Debit       Credit         Pro Forma
                                           --------------     --------------        -----       ------         ---------
Revenues                                  $    17,214,299            910,486                                  18,124,785

Expenses                                       14,421,916            305,160      324,727 (1)                 15,051,803

Administrative expenses                         2,364,389                 --           -- (2)                  2,364,389

Deferred compensation and employee
severance expense                               1,488,259                 --                                   1,488,259
                                           ---------------       ------------                                ------------

Operating income (loss)                        (1,060,265)           605,326                                    (779,666)

Other income, net                               1,469,731                 --      308,706 (3)                  1,161,025
                                           ---------------       ------------                                ------------
Income before income tax expense                  409,466            605,326                                     381,359

Income tax expense                                143,313                 --                    11,243 (4)       132,070
                                           ---------------       ------------                                ------------

Net income                                $       266,153            605,326                                     249,289
                                           ---------------       ------------                                ------------
                                           ---------------       ------------                                ------------


Per common share:
Primary                                            $ 0.07                                                           0.06
                                           ---------------                                                   ------------
                                           ---------------                                                   ------------


Weighted average number of common shares
and common share equivalents outstanding        4,067,677                                                      4,292,677
                                           ---------------                                                   ------------
                                           ---------------                                                   ------------


Fully diluted                                      $ 0.05                                                           0.04
                                           ---------------                                                   ------------
                                           ---------------                                                   ------------


Weighted average number of common shares
and common share equivalents outstanding        5,722,432                                                      5,947,432
                                           ---------------                                                   ------------
                                           ---------------                                                   ------------


(1) To record pro forma depletion and depreciation expense on the properties acquired.

(2) The oil and gas properties acquired are located in the Appalachian area, the Company's principal area of operations. The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on the $3,014,010 of additional borrowings which would have been required to finance the cash portion of the purchase of the properties.

(4) To record additional pro forma income tax expense on the results of entries
    (1), (2) and (3), at 34% U.S. federal and 6% State of Kentucky rates.